Exhibit 3.23

2R 73
STATE OF MINNESOTA
DEPARTMENT OF STATE
To All To whom These Presents Shall Come, Greeting:
Whereas, Articles of Incorporation, duly signed and acknowledged under oath, have been filed for record in the office of the Secretary of State, on the —1st— day of October, A.D. 1975 for the incorporation of Green Tree Agency, Inc. under and in accordance with the provisions of the Minnesota Business Corporation Act, Minnesota Statutes, Chapter 301,
Now, Therefore, I , Joan Anderson Growe, Secretary of State of the State of Minnesota, by virtue of the powers and duties vested in me by law, do hereby certify that the said Green Tree Agency, Inc. is a legally organized Corporation under the laws of this State.
Witness my official signature hereunto subscribed and the Great Seal of the State of Minnesota hereunto affixed this —first— day of October in the year of our Lord one thousand nine hundred and seventy-five
Joan Anderson Growe
Secretary of State.

ARTICLES OF INCORPORATION OF GREEN TREE AGENCY, INC.

The undersigned natural person of the age of twenty-one years or more, acting as incorporator of a corporation under the provisions of the Minnesota Business Corporation Act, being Chapter 301 of Minnesota Statutes, as amended, adopts the following Articles of Incorporation:

ARTICLE I.

The name of this corporation shall be GREEN TREE AGENCY, INC.

ARTICLE II.

The duration of this corporation shall be perpetual.

ARTICLE III.

The purposes for which this corporation is organized are as follows:

a.	General business purposes including, but not limited to, the right to engage, on any basis, in joint ventures, and the right to guarantee, acquire, hold, mortgage, pledge, or dispose of the shares, bonds, securities, and other evidences of indebtedness of any domestic or foreign corporation, including those of this corporation.

b.	To do everything necessary, proper, advisable or convenient for the accomplishment of the purposes hereinabove set forth, and to do all other things incidental thereto or connected therewith, which are not forbidden by the laws under which this corporation is organized, by other laws, or by these Articles of Incorporation.

c.	To carry out the purposes hereinabove set forth in any state, territory, district or possession of the United States, or in any foreign country, to the extent that such purposes are not forbidden by the laws thereof; and, in the case of any state, territory, district or possession of the United States, or any foreign country, in which one or more of such purposes are forbidden by law, to limit, in any certificate for application to do business, the purpose or purposes which the corporation proposes to carry on therein to such as are not forbidden by the law thereof.

ARTICLE IV.

This corporation shall have all the powers granted to private corporations organized for profit by said Minnesota Business Corporation Act, and in furtherance and not in limitation, of the powers conferred by the laws of the State of Minnesota upon corporations organized for the foregoing purposes, the corporation shall have the power:

a.	To acquire, hold, mortgage, pledge or dispose of the shares, bonds, securities or other evidences of indebtedness of the United States of America, or of any domestic or foreign corporation, and while the holder of such shares, to exercise all the privileges of ownership, including the right to vote thereon, to the same extent as a natural person might or could do, by the president of this corporation or by proxy appointed by him, unless some other person, by resolution of the Board of Directors, shall be appointed to vote such shares.

b.	To purchase or otherwise acquire on such terms and in such manner as the By-laws of this corporation from time to time provide, and to own and hold shares of the capital stock of this corporation, and to reissue the same from time to time.

c.	When and as authorized by the vote of the holders of not less than a majority of the shares entitled to vote, at a share holders’ meeting called for that purpose or when authorized upon the written consent of the holders of a majority of such shares, to sell, lease, exchange, or otherwise dispose of all, or subsequently all, of its property and assets, including its good will, upon such terms and for such considerations, which may be money, shares, bonds, or other instruments for the payment of money or other property, as the Board of Directors deems expedient or advisable.

d.	To acquire, hold, lease, encumber, convey, or otherwise dispose of, either alone or in conjunction with others, real and personal property within or without the state; and to take real and personal property by Will or gift.

e.	To acquire, hold, take over as a going concern and thereafter to carry on, mortgage, sell or otherwise dispose of, either alone or in conjunction with others, the rights, property and business of any person, entity, partnership, association, or corporation heretofore or hereafter engaged in any business, the purposes of which is similar to the Purposes set forth in Article III of these Articles of Incorporation.

f.	To enter into any lawful arrangement for sharing of profits, union of interest, reciprocal association, or cooperative association with any corporation, association, partnership, individual, or other legal entity, for the carrying on of any business, the purpose of which is similar to the Purposes set forth in Article III of these Articles of Incorporation, and, insofar as it is lawful, to enter into any general or limited partnership, the purpose of which is similar to such Purposes.

ARTICLE V.

Any agreement for consolidation or merger with one or more foreign or domestic corporations may be authorized by vote of the holders of a majority of the shares entitled to vote.

ARTICLE VI.

The location and post office address of the registered office of this corporation in the State of Minnesota is 801 Nicollet Mall, Minneapolis, Minnesota.

ARTICLE VII.

The aggregate number of shares which this corporation shall have authority to issue is 250,000 shares, with a par value of $0.10 per share, having an aggregate par value of $25,000.00, which shall be known as “Common Stock”.

a.	The holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of earnings or surplus legally available therefor, dividends payable either in cash, in property, or in shares of the capital stock of the corporation.

b.	The Common Stock may be allotted as and when the Board of Directors shall determine, and, under and pursuant to the laws of the State of Minnesota, the Board of Directors shall have the power to fix or alter, from time to time, in respect to shares then unallotted, any or all of the following: the dividend rate; the redemption price; the liquidation price; the conversion rights and the sinking or purchase fund rights of shares of any class, or of any series of any class, or the number of shares constituting any series of any class. The Board of Directors shall also have power to fix the terms, provisions and conditions of options to purchase or subscribed for shares of any class or classes, including the price and conversion basis thereof, and to authorize the issuance thereof.

ARTICLE VIII.

The amount of stated capital with which this corporation shall commence business is $1,000.00.

ARTICLE IX.

Meetings of the shareholders, whether annual or special, shall be held at the registered office of the corporation at such time and date as may be fixed by the By-Laws, or at any other place designated by the Board of Directors pursuant to the By-Laws or consented to in writing by all of the shareholders entitled to vote thereat.

ARTICLE X.

Section 1. The business of this corporation shall be managed by a Board of Directors, who shall be elected at the annual meeting of the shareholders, provided, however, that vacancies in the Board of Directors may be filled by the remaining directors, and each person so elected shall be a director until his successor is elected at an annual meeting of the shareholders or at a special meeting duly called therefor. Until otherwise fixed by the By-Laws, the Board shall consist of not less than three nor more than seven members. A director need not be a shareholder.

Section 2. The Board of Directors shall have authority to make and alter By-Laws, subject to the power of the shareholders to change or repeal such By-Laws, provided, however, that the Board shall not make or alter any By-Laws fixing the number, qualifications, or term of office of Directors.

Section 3. The name and post office address of the First Directors, whose term of office shall extend until the first annual meeting of the shareholders or until their successors are elected and have qualified, are as follows:

Name	Address

Harold W. Greenwood, Jr.	801 Nicollet Mall
Minneapolis, Minnesota 55402

C. Bruce Solomonson	801 Nicollet Mall
Minneapolis, Minnesota 55402

J. E. Marlin	801 Nicollet Mall
Minneapolis, Minnesota 55402

James B. Gardner	801 Nicollet Mall
Minneapolis, Minnesota 55402

Charlotte E. Masica	801 Nicollet Mall
Minneapolis, Minnesota 55402

ARTICLE XI.

The name and post office address of the incorporator of this corporation is as follows:

Raymond D. Rossini 1500 Midwest Plaza Building Minneapolis, Minnesota 55402

ARTICLE XII.

Any provision contained in those Articles of Incorporation may be amended solely by the affirmative vote of the holders of a majority of the stock entitled to vote.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of September, 1975.

IN PRESENCE OF:

[ILLEGIBLE]	Raymond D. Rossini

STATE OF MINNESOTA	)
	)	SS
COUNTY OF HENNEPIN	)

Be it remembered that on this 30th day of September, 1975, before the undersigned, a Notary Public in and for the County of Hennepin and State of Minnesota, personally appeared RAYMOND D. ROSSINI, to me known to be the person described in and who executed the foregoing Articles of Incorporation, and acknowledged the execution of the same to be his voluntary act and deed, for the purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year first above written.

Notary Public, Hennepin County, Minnesota.
My Commission expires Dec. 3, 1976.

CERTIFICATED OF AMENDMENT

OF ARTICLES OF INCORPORATION

OF

GREEN TREE AGENCY, INC.

WE, the undersigned, C. Bruce Solomonson and Charlotte E. Masica, respectively the President and Secretary of Green Tree Agency, Inc., a corporation subject to the provisions of Chapter 301, Minnesota Statutes 1953, known as the Minnesota Business Corporation Act, do hereby certify that at a legally held special meeting of the Shareholder of said corporation held at 801 Nicollet Mall in the City of Minneapolis, County of Hennepin, on the 30th day of November, 1976, Resolutions as hereinafter set forth were adopted by a unanimous vote of the Shareholder of said corporation represented by proxy:

RESOLVED that Article III of the Articles of Incorporation of Green Tree Agency, Inc. be and the same hereby is amended to read as follows:

ARTICLE III

The purposes for which this corporation is organized are as follows:

a. General business purposes including, but not limited to, the right to engage, on any basis, in joint ventures, and the right to guarantee, acquire, hold, mortgage, pledge, or dispose of the shares, bonds, securities, and other evidences of indebtedness of any domestic or foreign corporation, including those of this corporation.

b. To do everything necessary, proper, advisable or convenient for the accomplishment of the purposes hereinabove set forth, and to do all other things incidental thereto or connected there- with, which are not forbidden by the laws under which this corporation is organized, by other laws, or by these Articles of Incorporation.

c. To carry out the purposes hereinabove set forth in any state, territory, district or possession of the United States, or in any foreign country, to the extent that such purposes are not forbidden by the laws there, and, in the case of any state, territory, district or possession of the United States, or any foreign country, in which one or more of such purposes are forbidden by law, to limit, in any certificate for application to do business the purpose or purposes which the corporation purposes to carry on therein to such as are not forbidden by the law thereof.

d. To engage as an agent, managing general agent and/or broker in all classes of insurance now or hereafter permitted by statutes.

RESOLVED FURTHER, that the President and Secretary of this corporation be and they hereby are, authorized and directed to make, execute and acknowledge a certificate under the Corporate Seal of this corporation, embracing the foregoing Resolutions, and to cause such Certificates to be filed for record in the manner required by law.

IN WITNESS WHEREOF, we have subscribed our names and cause the Seal of said corporation to be hereto affixed this 30th day of November, 1976.

IN PRESENCE OF:

C. Bruce Solomonson, President

Charlotte E. Masica, Secretary

STATE OF MINNESOTA	)
) ss
COUNTY OF HENNEPIN	)

C. Bruce Solomonson and Charlotte E. Masica, being first duly sworn, on oath, depose and state: That they are respectively the President and Secretary of Green Tree Agency, Inc., the corporation named in the foregoing Certificate; that said Certificate contains a true statement of the action of the Shareholder, at a meeting duly held as aforesaid; that the Seal attached is the Corporate Seal of said corporation; that said Certificate is executed on behalf of said corporation, by its express authority; and they further acknowledge the same to be their free act and deed and the free act and deed of said corporation.

C. Bruce Solomonson, President

Charlotte E. Masica, Secretary

C-46, 361
STATE OF MINNESOTA
DEPARTMENT OF STATE
I hereby certify that the within instrument was filed for record in this office on the 13 day of JAN A. D. 1977, at 8:00 o’clock A M., and was duly recorded in Book C-46 of Incorporations, on page 359
Joan Anderson Growe
Secretary of State
G.

STATEMENT OF CHANGE OF REGISTERED OFFICE

AND/OR REGISTERED AGENT

Pursuant to Minnesota Statutes, Section 302A.123, the undersigned corporation submits the following statement for the purpose at changing its registered office or its registered agent, or both:

1. Name of corporation Green Tree Agency, Inc..

2. Address of its present registered office 801 Nicollet Mall, Minneapolis, Minnesota 55402.

3. Address to which its registered office is to be changed 405 Second Avenue, South, c/o C T CORPORATION SYSTEM INC., Minneapolis, Hennepin County, Minnesota 55401.

4. Name of present registered agent n/a.

5. Name of successor registered agent C T CORPORATION SYSTEM INC.

The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

Such change was authorized by resolution approved by the affirmative vote of a majority of directors present.

Dated	February 29, 1984	Green Tree Agency, Inc.

SIGNED
John W. Wheeler

Vice President
(title or office)

FILING FEE: $15.00

STATE OF MINNESOTA

County of	Hennepin

The foregoing instrument was acknowledged before me this 29th day of February, 1984.

(Notarial Seal)
Notary Public

(MINN. - 253 - 12/30/81)

M-61, 292
STATE OF MINNESOTA
DEPARTMENT OF STATE
I hereby certify that the within instrument was filed for record in this office on the 2 day of Mar. A. D. 1984 at 4:30 o’clock PM., and was duly recorded in Book M-61 of Incorporations, on page 291
Joan Anderson Growe
Secretary of State

CERTIFICATE OF CHANGE OF

REGISTERED OFFICE

AND

REVOCATION OF REGISTERED AGENT

OF

GREEN TREE AGENCY, INC.

Pursuant to Minnesota Statutes section 302A.123, the undersigned hereby certifies that a majority of the Board of Directors of the above-named Minnesota corporation has resolved to change the corporation’s registered office from: 405 2nd Ave. S., Minneapolis, Minnesota 55401, Hennepin County to 1100 Amhoist Tower, Saint Paul, Minnesota 55102-1639, Ramsey County and has further revoked CT Corporation as its registered agent. The corporation has not appointed a new registered agent. The address of the corporation’s registered office and the address of the business office of its registered agent, if any, are identical. The effective date of this change is December 31, 1987.

I swear that the foregoing is true and accurate and that I have the authority to sign this document on behalf of the corporation.

GREEN TREE AGENCY, INC.
By
RICHARD G. EVANS
Secretary

STATE OF MINNESOTA	)	The foregoing instrument was acknowledged before me this 5th day of January, 1988.
) ss.
COUNTY OF RAMSEY	)

Notary Public

2R-73 State of Minnesota
Office of the Secretary of State
Notice of Change of Registered Office-Registered Agent or Both
By 3619
Name of Corporation
Green Tree Agency, Inc.
Pursuant to Minnesota Statutes, Section 302A. 123, the undersigned hereby certifies that the Board of Directors of the above named Minnesota Corporation has resolved to change the corporation’s registered office or agent:
Note: The “from” address must be the registered office address as shown in item # 2 on the reaction notice label.
Agents Name
(Fill in this box only if you already have an agent. Do not list the corporate name in this box.)
Amholst
FROM
Address (No. & Street)
1100 XXXXXX Towers, 345 St. Peter Street
City County mn Zip
Saint Paul County Ramsey 55102
Agents Name
Wadd
TO
Address No & Street
(You may not list a P.O Box. but you may list a rural route and box number.)
1100 Landmark Towers, 045 St. Peter Street.
City
Saint Paul County Ramsey MN Zip 55102-1639
The new address may not be a post office box. It must be a street address, pursuant to Minnesota Statutes, Section 302A.011. Subd. 3.
This change is effective on the day it is filed with the Secretary of State.
Unless you indicate another date, no later than 30 days after filing with the Secretary of State. In this box:
I certify that I am authorized to execute this certificate and I further certify that I understand that by signing this certificate subject to the penalties of perjury set forth in section 609.48 as if I had signed this certificate under oath.
Name of Officer or Owner, Authorized Agent of Corporation
Signature
Richard G. Evans
Richard Evans
Title of Office
Date
Secretary
November 23, 1988
** NAME OF BUILDING WAS CHANGED FROM AMHOIST TOWER TO LANDMARK TOWERS
- Green Tree Agency, Inc. has not physically moved to a new location.
Do not write below this line. For Secretary of State use only
Process Number
STATE OF MINNESOTA DEPARTMENT Of STATE
FILED
FILING FEE: $25.00
DEC 16, 1988
Return to: Corporation Division
Secretary of State
Office of the Secretary of State
180 State Office Building
St. Paul, MN 55155
SC 0014.06
Joan Anderson Growe

State of Minnesota Office of the Secretary of State
2R-73
Notice of Change of 3918
Registered Office — Registered Agent or Both by
Name of Corporation
Green Tree Agency, Inc.
Pursuant to Minnesota the Section 302A.123,404.10,317,19, 317A.123 or 378A.025 the undersigned hereby certifies that the Board of Directors of the above named Corporation has resolved to change the corporation’s registered office and/or agent to
If you do not wish to designate an agent, you must “NONE” in this box. DO NOT LIST THE CORPORATE NAME
Agent’s Name
XXXXXXXXXXXXXXXXX
None
Address No. & Street
(You may not list a P.O Box, but you may list a rural route and box number)
1770 Landmark Towers, 345 St. Peter Street
City Saint Paul
County
Ramsey
MN
Zip 55102
Mailing Address
(If different than address above-P.O. Box is acceptable)
City
County
MN
Zip
The new address may not be a post office box, It must be a street address, pursuant to Minnesota Statutes, Section 302A-011, Subd, 3, 303.02, Subd. 6, 317.03 Subd. St., 317A.01 Subd. 2.
This change is effective on the day it is filed with the Secretary of State unless you indicate another date, no later than 30 days after filing with the Secretary of State in this box:
I certify that I am authorized to execute this certificate and I further certify that I understand that by signing this certificate I am subject to the penalties of perjury as set forth in section 608.40 as if I had signing this certificate under oath.
Name of Officer or Other Authorized Agent of Corporation
Signature
(Printed Name) Richard G. Evans
Richard G. Evans
Title of Office
Secretary
Date
March 9, 1993
Do not write below this box. For Secretary of State use only.
File Date
STATE ON MINNESOTA
DEPARTMENT OF STATE FILED
March 16, 1993
Joan Anderson Growe
Secretary of State
Filing Fee: .00
Return to: Business Services Divisions
Office of the Secretary of State
180 State Office Building
St. Paul, MN 55155
(612) 296-2603
Make checks payable to: Secretary of State
TO FILE THIS REGISTRATION FOR THE 1993 CALENDAR YEAR YOU MUST ALSO COMPLETE THE REVERSE SIDE OF THIS FORM.

State of Minnesota
Office of the Secretary of State
Notice of Change of
Registered Office — Registered Agent or Both by
1668
See instructions on reverse side for completing this form.
Name of Corporation
Green Tree Agency, Inc.
Pursuant Minnesota Statutes, Section 302A.123, 303.10, or 317.19 the undersigned hereby certifies that the Board of Directors of the above named Corporation has resolved to change the corporation’s registered office or agent:
FROM
Agent’s Name
(Fill in this Box only if you already have an agent. Do not list the corporate name in this box.)
Address (No. & Street)
1700 Landmark Towers, 345 St. Peter Street
City
County
Zip
Saint Paul
Ramsey
MN
55102
Agent’s Name
TO
Address (No. & Street)
(You may not list a P.O Box, but you may list a rural route and box number.)
1100 Landmark Towers, 345 St. Peter Street
City
County
Zip
Saint Paul
Ramsey
55102
The new address may not be a post office box. It must be a street address, pursuant to Minnesota Statutes, Section 302A.011, Subd. 3.
This change is effective on the day it is filed with the Secretary of State, unless you indicate another date, no later than 30 days after filing with the Secretary of State, in this box:
April 3, 1995
I certify that I am authorized to execute this certificate and I further certify that I understand that by signing this certificate I am subject to the penalties of perjury as set forth in section 609.43 as If I had signed this certificate under oath.
Name of Officer or Other Authorized Agent of Corporation
Signature
Drew S. Backstrand
Title of Office
Date
Assistant Secretary
March 30, 1995
Do not write below this line. For Secretary of State’s use only.
Receipt Number
File Data
107401
SC.0014.02 (MINN. - 260 - 7/12/89)
STATE OF MINNESOTA DEPARTMENT OF STATE FILED
APR 03 1995
Joan Anderson Growe
Secretary of State

JUL-02-1996 14:06
C T MPLS.
612 333 2524-P 093/003
2R-73 State of Minnesota Office of the Secretary of State
Notice of Change of Registered Office — Registered Agent or Both by
See instruction on reverse side for completing this form.
Name of Corporation
Green Tree Agency, Inc.
Pursuant to Minnesota Statutes, Section 302A. 123, or 317.19 the undersigned hereby certifies that the Board of Director of the above named Minnesota Corporation has resolved to change the corporation’s registered office or agent:
FROM
Agent’s Name
(Fill in this box only if you already have an agent. Do not list the corporate name in this box.)
Address (No. & Street)
345 St. Peter Street, 1100 Landmark Towers
City
County
St. Paul
Ramsey
MN
Zip
55102
TO
Agent’s Name
(You may not list a P.O Box. but you may list a rural route and box number.)
Address (No. & Street)
345 St. Peter 1300 Landmark Towers
City
St. Paul
County
Ramsey
MN
Zip
55102
The new address may not be a post office box. It must be a street address, pursuant to Minnesota, Section 302A.011.Subd. 3.
This change is effective on the day it is filed with the Secretary of State, unless you indicate another date, no later than 30 days after filing with the Secretary of State in this box:
I certify that I am authorized to execute this certificate and I further certify that I understand that by signing this certificate I am subject to the penalties of perjury as set forth in section 608.40 as if I had signing this certificate under oath.
Name of Officer or Other Authorized Agent of Corporation
Signature
Joel H. Gohesmen
Title of Office
Date
Sr. V.P. & Secretary
July 5, 1996
Do not write below this line. For Secretary of State’s use only.
Receipt Number
File Date
STATE OF MINNESOTA DEPARTMENT OF STATE FILED
JUL 16 1996
Joan Anderson Growe
SC-0014-08 (MINN - 260 - 7/12/89)
Secretary of State
TOTAL P.003
012766

2R - 73
MINNESOTA SECRETARY OF STATE
AMENDMENT OF ARTICLES OF INCORPORATION
READ INSTRUCTIONS LISTED BELOW, BEFORE COMPLETING THIS FORM.
1. Type or print in black ink.
2. There is a $35.00 fee payable to the Secretary of State for filing this “Amendment of Articles of Incorporation”.
3. Return Completed Amendment Form and Fee to the address listed on the bottom of the form.
CORPORATE NAME: (List the name of the company prior to any desired name change) Green Tree Agency, Inc.
This amendment is effective on the day it is filed with the Secretary of State, unless you indicate another date, no later than 30 days after filing with the Secretary of State.
November 1, 1999
The following amendment(s) to articles regulating the above corporation were adopted: (Insert full text of newly amended article(s) indicating which article(s) is (are) being amended or added.) If the full text of the amendment will not fit in the space provided, attach additional numbered pages. (Total number of pages including this form 1.)
ARTICLE I
The name of this corporation shall be Conseco Agency, Inc.
State of Minnesota Filed. October 04 1999 Mary Kiffmeyer Secretary of State
This amendment has been approved pursuant to Minnesota Statutes chapter 302A or 317A. I certify that I am authorized to execute this amendment and I further certify that I understand that by signing this amendment, I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this amendment under oath.
(Signature of Authorized Person)
Name and telephone number of contact person: Brian F. Corey, Senior V.P. & Secretary (661) - 293-3415 Please print legibly
All of the information on this form is public and required in order to process this filing. Failure to provide the requested information will prevent the Office from approving or further processing this filing.
If you have any questions please contact the Secretary of State’s office at (651)296-2803.
RETURN TO: Secretary of State 180 State Office Bldg., 100 Constitution Ave. St. Paul, MN 55155-1299, (651)296-2803
08921340 Rev 10/98
029271

2R 73

MINNESOTA SECRETARY OF STATE

NOTICE OF CHANGE OF REGISTERED OFFICE/ REGISTERED AGENT

Please read the instructions on the back before completing this form..

1. Entity Name:

Conseco Agency, Inc.

2. Registered Office Address (No.& Street): List a complete street address or rural route and rural route box number. **A post office box is not acceptable.**

Street	City	State	Zip Code
1100 Landmark Towers, 345 St. Peter Street,	St. Paul	MN	55102

3. Registered Agent (Registered agents are required for foreign entities but optional for Minnesota entities):

None

If you do not wish to designate an agent, you must list "NONE" in this box. **DO NOT LIST THE ENTITY NAME.**

In compliance with *Minnesota Statutes, Section 302A.123, 303.10, 308A.025, 317A.123* or *322B.135* I certify that the above listed company has resolved to change the entity's registered office and/or agent as listed above.

I certify that I am authorized to execute this notice and I further certify that I understand that by signing this notice I am subject to the penalties of perjury as set forth in *Minnesota Statutes Section 609.48* as if I had signed this notice under oath.

Wanda J. Lamb-Lindow (signature)

Signature of Authorized Person

Wanda J. Lamb-Lindow

Name and Telephone Number of a Contact Person: Brian F. Corey (651) 293-3400

please print legibly

Filing Fee: Minnesota Corporations, Cooperatives and Limited Liability Companies: $35.00.

Non-Minnesota Corporations: $50.00.

Make checks payable to **Secretary of State**

Return to: Minnesota Secretary of State
180 State Office Bldg.
100 Constitution Ave.
St. Paul, MN 55155-1299
(651)296-2803

STATE OF MINNESOTA
DEPARTMENT OF STATE
FILED

MAR 20 2001

Mary Kiffmeyer
Secretary of State

03330275 Rev. 11/...

952893

DC-CN-55 2R-73
MINNESOTA SECRETARY OF STATE
AMENDMENT OF ARTICLES OF INCORPORATION
READ INSTRUCTIONS LISTED BELOW, BEFORE COMPLETING THIS FORM.
1. Type or print in black ink.
2. There is a $35.00 fee payable to the Secretary of State for filing this “Amendment of Articles of Incorporation”.
3. Return Completed Amendment Form and Fee to the address listed on the bottom of the form.
CORPORATE NAME: (List the name of the company prior to any desired name change) Conseco Agency, Inc.
This amendment is effective on the day it is filed with the Secretary of State, unless you indicate another date, no later than 30 days after filing with the Secretary of State.
June 13, 2003
Format (mm/dd/yyyy)
The following amendment(s) to articles regulating the above corporation were adopted: (insert full text of newly amended article(s) indicating which article(s) is (are) being amended or added.) If the full text of the amendment will not fit in the space provided, attach additional numbered pages. (Total number of pages including this form .)
ARTICLE I
The name of this Corporation shall be Green Tree Insurance Agency, Inc.
STATE OF MINNESOTA DEPARTMENT OF STATE FILED. JUN 11 2003 Mary Kiffmeyer Secretary of State
This amendment has been approved pursuant to Minnesota Statutes chapter 302A or 317A. I certify that I am authorized to execute this amendment and I further certify that I understand that by signing this amendment, I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this amendment under oath.
(Signature of Authorized Person)
Name and telephone number of contact person: Wanda J. Lamb-Lindow (651) 293-3415 Please print legibly
If you have any questions please contact the Secretary of State’s office at (651)296-2803.
RETURN TO: Secretary of State, Business Services Division 180 State Office Bldg., 100 Rev. Dr. Martin Luther King Jr. Blvd St. Paul, MN 55155-1299, (651)296-2803
Make Check Payable to the “Secretary of State”. Your cancelled Check is your receipt.
All of the information on this form is public and required in order to process this filing. Failure to provide the requested information will prevent the Office from approving or further processing this filing.
The Secretary of State’s Office does not discriminate on the basis of race, creed, color, sex, sexual orientation, national origin, age, marital status, disability, religion, reliance on public assistance, or political opinions or affiliations in employment or the provision of services. This document can be made available in alternative formats, such as large print, Braille or audio tape, by calling (651)296-2803/Voice. For TTY communication, contact the Minnesota Relay Service at 1-800-627-3529 and ask them to place a call to (651)296-2803.
Rev.
533251

2R-73
State of Minnesota
SECRETARY OF STATE
Certificate of Merger
I, Mary Kiffmeyer, Secretary of State of Minnesota, certify that: the documents required to effectuate a merger between the entities listed below and designating the surviving entity have been filed in this office on the date noted on this certificate.
Merger Filed Pursuant to Minnesota Statutes, Chapter: 302A
State of Formation and Names of Merging Entities:
AL: GREEN TREE INSURANCE AGENCY OF ALABAMA, INC.
MN: GREEN TREE INSURANCE AGENCY, INC.
State of Formation and Name of Surviving Entity:
MN: GREEN TREE INSURANCE AGENCY, INC.
Effective Date of Merger: October 6, 2004
Name of Surviving Entity After Effective Date of Merger:
MN: GREEN TREE INSURANCE AGENCY, INC.
This certificate has been issued on: October 6, 2004
Mary Kiffmeyer
Secretary of State

ARTICLES OF MERGER

OF

GREEN TREE INSURANCE AGENCY OF ALABAMA, INC.

AND

GREEN TREE INSURANCE AGENCY, INC.

INTO

GREEN TREE INSURANCE AGENCY, INC.

* * * * * *

Pursuant to the provisions of the Minnesota Business Corporation Act, it is hereby certified on behalf of each of the constituent organizations herein named, as follows:

FIRST: The names of the constituent organizations are Green Tree Insurance Agency, Inc., a Minnesota corporation, and Green Tree Insurance Agency of Alabama, Inc., an Alabama corporation.

SECOND: The Agreement and Plan of Merger, dated as of October 6, 2004, by and between Green Tree Insurance Agency, Inc. and Green Tree Insurance Agency of Alabama, Inc., is attached hereto as Exhibit A (the “Merger Agreement”).

THIRD: The Merger Agreement has been approved by each constituent organization pursuant to Chapter 302A of the Minnesota Statutes.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, these Articles of Merger have been duly executed by the undersigned as of October 6, 2004.

GREEN TREE INSURANCE AGENCY, INC.

By:

	Name:	Joseph E. Huguelet III
	Title:	President

GREEN TREE INSURANCE AGENCY OF ALABAMA, INC.

By:

	Name:	Joseph E. Huguelet III
	Title:	President

GTIA-AL (for MN)

Exhibit A

Exhibit A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER, dated as of October 6, 2004 (the “Merger Agreement”), by and between Green Tree Insurance Agency, Inc., a Minnesota corporation (“GTIA”), and Green Tree Insurance Agency of Alabama, Inc., an Alabama corporation (“GTIA-AL”), is entered into in accordance with Section 10-2B-11.01 of the Alabama Business Corporation Act (the “ALBCA”) anti Section 302A.611 of the Minnesota Business Corporation Act (the “MNBCA”).

WHEREAS, GTIA is a corporation duly organized and in good standing under the laws of the State of Minnesota;

WHEREAS, GTIA-AL is a corporation duly organized and in good standing under the laws of the State of Alabama;

WHEREAS, the parties hereto intend that GTIA-AL merge with and into GTIA and that GTIA continue as the surviving entity in such merger, upon the terms and subject to the conditions set forth herein and in accordance with the laws of the State of Alabama and the State of Minnesota;

WHEREAS, Green Tree Agency Investments LLC, a Delaware limited liability company (the “Parent”), is the sole shareholder of each of GTIA and GTIA-AL;

WHEREAS, the Board of Directors of GTIA and the Parent, in its capacity as the sole shareholder of GTIA, have approved the Merger (as defined below) and the form and terms of this Merger Agreement; and

WHEREAS, the Board of Directors of GTIA-AL and the Parent, in its capacity as the sole shareholder of GTIA-AL, have approved the Merger and the form and terms of this Merger Agreement,

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto agree as follows:

ARTICLE I.

MERGER

SECTION 1.1. Merger. Subject to the terms of this Merger Agreement, upon the filing of Articles of Merger with the Secretary of State of the State of Minnesota and the Secretary of State of the State of Alabama (the “Effective Time”), GTIA-AL shall be merged with and into GTIA (the “Merger”).

SECTION 1.2. Effective Time of Merger. At the Effective Time, GTIA-AL shall be merged with and into GTIA, the separate corporate existence of GTIA-AL shall cease and GTIA shall continue as the surviving corporation under the laws of the State of Minnesota (the “Surviving Corporation”).

2646216.5

SECTION 1.3. Effect of Merger. From and after the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the ALBCA and MNBCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of GTIA and GTIA-AL shall vest in the Surviving Corporation, and all debts, liabilities and duties of GTIA-AL shall become the debts, liabilities and duties of the Surviving Corporation.

ARTICLE II.

CONSTITUENT ENTITIES. ORGANIZATIONAL

DOCUMENTS, OFFICERS AND DIRECTORS

SECTION 2.1. Names of Constituent Entities.

(a) The names of the constituent entities are “Green Tree Insurance Agency, Inc.” and “Green Tree Insurance Agency of Alabama, Inc.”

(b) The name of the surviving entity of the Merger shall be “Green Tree Insurance Agency, Inc.”

SECTION 2.2. Articles of Incorporation of the Surviving Corporation. The Articles of Incorporation of GTIA, as amended and as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation until duly amended as provided therein or by applicable law.

SECTION 2.3. By-Laws of the Surviving Corporation. The Restated By-Laws of GTIA, as in effect immediately prior to the Effective Time, shall be the By-Laws of the Surviving Corporation until duly amended as provided therein or by applicable law.

SECTION 2.4. Directors of the Surviving Corporation. At the Effective Time, the current directors of GTIA shall, subject to the applicable provisions of the Articles of Incorporation and By-Laws of the Surviving Corporation, be the directors of the Surviving Corporation until their respective successors shall be duly elected or appointed and qualified.

SECTION 2.5. Officers of the Surviving Corporation. At the Effective Time, the current officers of GTIA shall, subject to the applicable provisions of the Articles of Incorporation and By-Laws of the Surviving Corporation, be the officers of the Surviving Corporation until their respective successors shall be duly elected or appointed and qualified.

ARTICLE III.

COMMON STOCK; CANCELLATION

SECTION 3.1. Common Stock.

(a) GTIA. GTIA has 10,000 shares of common stock, par value $0.10 per share, outstanding and entitled to vote, GTIA does not have any other outstanding shares or interests.

2646216.5

(b) GTIA-AL. GTIA-AL has 2,500 shares of common stock, $1 par value, outstanding and entitled to vote (the “GTIA-AL Common Stock”). GTIA-AL does not have any other outstanding shares or interests.

SECTION 3.2. Cancellation of GTIA-AL Common Stock. At the Effective Time, by virtue of the Merger and without any action on the part of GTIA or GTIA-AL, the GTIA-AL Common Stock shall be cancelled.

ARTICLE IV.

MISCELLANEOUS

SECTION 4.1. Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of GTIA-AL such deeds and other instruments, and there shall be taken or caused to be taken by the Surviving Corporation all such further and other actions as shall be appropriate or necessary in order to vest, perfect or confirm in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers and authority of GTIA-AL, and otherwise to carry out the purposes of this Merger Agreement. The Surviving Corporation is fully authorized, on behalf of the Surviving Corporation or GTIA-AL. to take any and all such actions and to execute find deliver any and all such deeds, documents and other instruments.

SECTION 4.2. Counterparts. This Merger Agreement may be executed in any number of counterparts (including via facsimile), each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

SECTION 4.3. Severability. If any provision of this Merger Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Merger Agreement shall not be affected and shall remain in full force and effect.

SECTION 4.4. Governing Law. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota, except to the extent the laws of the State of Alabama shall mandatorily apply to the Merger.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties have caused this Merger Agreement to be duly executed as of the date first above written.

GREEN TREE INSURANCE AGENCY, INC.

By:

	Name:	Joseph E. Huguelet III
	Title:	President

GREEN TREE INSURANCE AGENCY OF ALABAMA, INC.

By:

	Name:	Joseph E. Huguelet III
	Title:	President

Signature Page to Agreement and Plan of Merger

(Green Tree Insurance Agency of Alabama, Inc.)

2R-73
State of Minnesota
SECRETARY OF STATE
Certificate of Merger
I, Mary Kiffmeyer, Secretary of State of Minnesota, certify that: the documents required to effectuate a merger between the entities listed below and designating the surviving entity have been filed in this office on the date noted on this certificate.
Merger Filed Pursuant to Minnesota Statutes, Chapter: 302A
State of Formation and Names of Merging Entities:
TX: GREEN TREE INSURANCE AGENCY OF TEXAS, INC.
MN: GREEN TREE INSURANCE AGENCY, INC.
State of Formation and Name of Surviving Entity:
MN: GREEN TREE INSURANCE AGENCY, INC.
Effective Date of Merger: October 6, 2004
Name of Surviving Entity After Effective Date of Merger:
MN: GREEN TREE INSURANCE AGENCY, INC.
This certificate has been issued on: October 6, 2004
Mary Kiffmeyer
Secretary of State.

ARTICLES OF MERGER

OF

GREEN TREE INSURANCE AGENCY OF TEXAS, INC.

AND

GREEN TREE INSURANCE AGENCY, INC.

INTO

GREEN TREE INSURANCE AGENCY, INC.

* * * * * *

Pursuant to the provisions of the Minnesota Business Corporation Act, it is hereby certified on behalf of each of the constituent organizations herein named, as follows:

FIRST: The names of the constituent organizations are Green Tree Insurance Agency, Inc., a Minnesota corporation, and Green Tree Insurance Agency of Texas, Inc., a Texas corporation.

SECOND: The Agreement and Plan of Merger, dated as of October 6, 2004, by and between Green Tree Insurance Agency, Inc. and Green Tree Insurance Agency of Texas, Inc., is attached hereto as Exhibit A (the “Merger Agreement”).

THIRD: The Merger Agreement has been approved by each constituent organization pursuant to Chapter 302A of the Minnesota Statutes.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, these Articles of Merger have been duly executed by the undersigned as of October 6, 2004.

GREEN TREE INSURANCE AGENCY, INC.

By:

	Name:	Joseph E. Huguelet III
	Title:	President

GREEN TREE INSURANCE AGENCY OF TEXAS, INC.

By:

	Name:	Joseph E. Huguelet III
	Title:	President

GTIA-TX (for MN)

Exhibit A

Exhibit A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER, dated as of October 6, 2004 (the “Merger Agreement”), by and between Green Tree Insurance Agency, Inc., a Minnesota corporation (“GTIA”), and Green Tree Insurance Agency of Texas, Inc., a Texas corporation (“GTIA-TX”), is entered into in accordance with Article 5.01 of the Texas Business Corporation Act (the “TXBCA”) and Section 302A.611 of the Minnesota Business Corporation Act (the “MNBCA”).

WHEREAS, GTIA is a corporation duly organized and in good standing under the laws of the State of Minnesota;

WHEREAS, GTIA-TX is a corporation duly organized and in good standing under the laws of the State of Texas;

WHEREAS, the parties hereto intend that GTIA-TX merge with and into GTIA and that GTIA continue as the surviving entity in such merger, upon the terms and subject to the conditions set forth herein and in accordance with the laws of the State of Texas and the State of Minnesota;

WHEREAS, Green Tree Agency Investments LLC, a Delaware limited liability company (the “Parent”), is the sole shareholder of each of GTIA and GTIA-TX;

WHEREAS, the Board of Directors of GTIA and the Parent, in its capacity as the sole shareholder of GTIA, have approved the Merger (as defined below) and the form and terms of this Merger Agreement; and

WHEREAS, the Board of Directors of GTIA-TX and the Parent, in its capacity as the sole shareholder of GTIA-TX, have approved the Merger and the form and terms of this Merger Agreement.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto agree as follows:

ARTICLE I.

MERGER

SECTION 1.1. Merger. Subject to the terms of this Merger Agreement, upon the filing of Articles of Merger with the Secretary of State of the State of Minnesota and the Secretary of State of the State of Texas (the “Effective Time”), GTIA-TX shall be merged with and into GTIA (the “Merger”).

SECTION 1.2. Effective Time of Merger. At the Effective Time, GTIA-TX shall be merged with and into GTIA, the separate corporate existence of GTIA-TX shall cease and GTIA shall continue as the surviving corporation under the laws of the State of Minnesota (the “Surviving Corporation”).

2646319.3

SECTION 1.3. Effect of Merger. From and after the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the TXBCA and MNBCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of GTIA and GTIA-TX shall vest in the Surviving Corporation, and all debts, liabilities and duties of GTIA-TX shall become the debts, liabilities and duties of the Surviving Corporation. The Surviving Corporation will be responsible for the payment of all fees and franchise taxes of the constituent entities and will be obligated to pay such fees and franchise taxes if the same are not timely paid.

ARTICLE II.

CONSTITUENT ENTITIES, ORGANIZATIONAL

DOCUMENTS, OFFICERS AND DIRECTORS

SECTION 2.1. Names of Constituent Entities.

(a) The names of the constituent entities are “Green Tree Insurance Agency, Inc.” and “Green Tree Insurance Agency of Texas, Inc.”

(b) The name of the surviving entity of the Merger shall be “Green Tree Insurance Agency, Inc.”

SECTION 2.2. Articles of Incorporation of GTIA-TX. A copy of the Articles of Incorporation of GTIA-TX, as amended and as in effect immediately prior to the Effective Time, is attached hereto as Exhibit A.

SECTION 2.3. Articles of Incorporation of the Surviving Corporation. The Articles of Incorporation of GTIA, a copy of which is attached hereto as Exhibit B, as amended and as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation until duly amended as provided therein or by applicable law.

SECTION 2.4. By-Laws of the Surviving Corporation. The Restated By-Laws of GTIA, as in effect immediately prior to the Effective Time, shall be the By-Laws of the Surviving Corporation until duly amended as provided therein or by applicable law.

SECTION 2.5. Directors of the Surviving Corporation. At the Effective Time, the current directors of GTIA shall, subject to the applicable provisions of the Articles of Incorporation and By-Laws of the Surviving Corporation, be the directors of the Surviving Corporation until their respective successors shall be duly elected or appointed and qualified.

SECTION 2.6. Officers of the Surviving Corporation. At the Effective Time, the current officers of GTIA shall, subject to the applicable provisions of the Articles of Incorporation and By-Laws of the Surviving Corporation, be the officers of the Surviving Corporation until their respective successors shall be duly elected or appointed and qualified.

2646319.3

ARTICLE III.

COMMON STOCK; CANCELLATION

SECTION 3.1. Common Stock.

(a) GTIA. GTIA has 10,000 shares of Common Stock, par value $0.10 per share, outstanding and entitled to vote. GTIA does not have any other outstanding shares or interests.

(b) GTIA-TX. GTIA-TX has 100 shares of common stock, $10 par value, outstanding and entitled to vote (the “GTIA-TX Common Stock”). GTIA-TX does not have any other outstanding shares or interests.

SECTION 3.2. Cancellation of GTIA-TX Common Stock. At the Effective Time, by virtue of the Merger and without any action on the part of GTIA or GTIA-TX, the GTIA-TX Common Stock shall be cancelled.

ARTICLE IV.

MISCELLANEOUS

SECTION 4.1. Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of GTIA-TX such deeds and other instruments, and there shall be taken or caused to be taken by the Surviving Corporation all such further and other actions as shall be appropriate or necessary in order to vest, perfect or confirm in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers and authority of GTIA-TX, and otherwise to carry out the purposes of this Merger Agreement. The Surviving Corporation is fully authorized, on behalf of the Surviving Corporation or GTIA-TX, to take any and all such actions and to execute and deliver any and all such deeds, documents and other instruments.

SECTION 4.2. Counterparts. This Merger Agreement may be executed in any number of counterparts (including via facsimile), each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

SECTION 4.3. Severability. If any provision of this Merger Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Merger Agreement shall not be affected and shall remain in full force and effect.

SECTION 4.4. Governing Law. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota, except to the extent the laws of the State of Texas shall mandatorily apply to the Merger.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties have caused this Merger Agreement to be duly executed as of the date first above written.

GREEN TREE INSURANCE AGENCY, INC.

By:

	Name:	Joseph E. Huguelet III
	Title:	President

GREEN TREE INSURANCE AGENCY OF TEXAS, INC.

By:

	Name:	Joseph E. Huguelet III
	Title:	President

Signature Page to Agreement and Plan of Merger

(Green Tree Insurance Agency of Texas, Inc.)

Exhibit A

Articles of Incorporation (GTIA-TX)

Exhibit A

I, JOHN L. HILL, Secretary of State of the State of Texas DO HEREBY CERTIFY that the attached is a true and conformed copy of the following described instruments on file in this office:

CRUM-REED GENERAL AGENCY, INC.

Articles of Incorporation	August 16, 1967

IN TESTIMONY WHEREOF, I have hereunto signed my name officially and caused to be impressed hereon the Seal of State at my office in the City of Austin, this
26th day of August A.D. 1967

Secretary of State

ARTICLES OF INCORPORATION

OF

CRUM-REED GENERAL AGENCY, INC.

We, the undersigned natural persons of the age of twenty-one years of age or more, at least two of whom are citizens of the State of Texas, acting as incorporators of a corporation under the Texas Business Corporation Act, do hereby adopt the following Articles of Incorporation for such corporation.

ARTICLE ONE

The name of the corporation is CRUM-REED GENERAL AGENCY, INC.

ARTICLE TWO

The period of its duration is perpetual.

ARTICLE THREE

The purpose for which the corporation is organised is to act as general agent for one or more admitted and licensed insurance companies or carriers, other than life insurance companies or carriers, in a supervisory capacity, provided that it may not act as a local recording agent or solicitor as such terms are defined in Section 3, Article 21.14 of the Texas Insurance Code.

ARTICLE FOUR

The aggregate number of shares which the corporation shall have authority to issue will be Ten Thousand (10,000) shares of the par value of TEN ($10.00) DOLLARS each.

ARTICLE FIVE

The Corporation shall not commence business until it has received for the issuance of its shares a consideration of the value of One Thousand ($1,000.00) Dollars, consisting of cash actually received.

ARTICLE SIX

The Post Office address of the initial registered office is 1404 Kirby Building, Dallas, Texas - 75201, and the name of its initial registered agent at such address is Paul Crum.

ARTICLE SEVEN

The number of directors constituting the initial Board of Directors shall be not less than three (3) not more than seven (7) and the names and addresses of the persons who are to serve as directors until the first annual meeting of the shareholders or until their successors are elected and qualified are:

NAMES	ADDRESSES

Paul Crum	7219 Preston Parkway Dallas, Texas

Robert N. Reed	7219 Marquette Dallas, Texas

Mayo Paul Crum, Jr.	2533 Flentwood Square Dallas, Texas

ARTICLE EIGHT

The names and addresses of the incorporators, all of whom are over twenty-one years of age and citizens of the State of Texas, are:

NAMES	ADDRESSES

Paul Crum	7219 Preston Parkway Dallas, Texas

Robert M. Reed	7219 Marquette Dallas, Texas

Mayo Paul Crum, Jr.	2533 Flentwood Square Dallas, Texas

ARTICLE NINE

Cumulative voting of the shares of the stock of this corporation is prohibited.

ARTICLE TEN

The power to amend the by-laws of the corporation is delegated to the Board of Directors of the corporation.

IN WITNESS WHEREOF, we have hereunto set our hands this 15th day of August, 1967.

Paul Crum

Robert M. Reed

Mayo Paul Crum, Jr.

THE STATE OF TEXAS    )

COUNTY OF DALLAS      )

I, , a Notary Public, do hereby certify that on this 15th day of August, 1967, personally appeared PAUL CRUM, ROBERT M. REED and MAYO PAUL CRUM, JR.

who, each being by me first duly sworn, severally declared that they are the persons who signed the foregoing document as incorporators, and that the statements therein contained are true.

Notary Public, Dallas County, Texas

STATEMENT OF CHANGE OF REGISTERED OFFICE

OR REGISTERED AGENT, OR BOTH, BY A

TEXAS DOMESTIC CORPORATION

1.	The name of the corporation is Crum-Reed General Agency, Inc.

2.	The address, including street number, of its present registered office as shown in the records of the Secretary of State of the State of Texas prior to filing this statement is 1404 Kirby Building, Dallas, Texas.

3.	The address, including street and number, to which its registered office is to be changed is 1000 Hawkins, El Paso, Texas 79915.

4.	The name of its present registered agent, as shown in the records of the Secretary of State of the State of Texas, prior to filing this statement is Paul Crum.

5.	The name of its new registered agent is Harry W. Anderson.

6.	The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7.	Such change was authorized by its board of directors.

President

Sworn to December 3, 1979.

Notary Public in and for El Paso County, Texas

LSM–CRO

MAR. 23, 1989

LEIGHTON GREEN/JR.

2000 MBANK PLAZA DRAWER 2800

EL PASO            , TX 79901

RE:

CRUM-REED GENERAL AGENCY, INC.

CHARTER NUMBER 00237873-00

IT HAS BEEN OUR PLEASURE TO APPROVE AND PLACE ON RECORD YOUR CHANGE OF REGISTERED AGENT OR REGISTERED OFFICE, OR BOTH. THE APPROPRIATE EVIDENCE IS ATTACHED FOR YOUR FILES, AND THE ORIGINAL HAS BEEN FILED IN THIS OFFICE.

PAYMENT OF THE FILING FEE IS ACKNOWLEDGED BY THIS LETTER.

IF WE CAN BE OF FURTHER SERVICE AT ANY TIME, PLEASE LET US KNOW.

VERY TRULY YOURS,

Secretary of State

STATEMENT OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT, OR BOTH, BY A TEXAS DOMESTIC CORPORATION

1. The name of the corporation is CRUM-REED GENERAL AGENCY, INC..

2. The address, including street and number, of its present registered office as shown in the records of the Secretary of State of Texas prior to filing this statement is 1000 Hawkins, El Paso, Tx 79915.

3. The address, including street and number, to which its registered office is to be changed is (give new address or state “no change”) 2000 MBank Plaza, El Paso, Texas 79801.

4. The name of its present registered agent, as shown in the records of the Secretary of State of Texas, prior to filing this statement is Harry W. Anderson.

5. The name of its new registered agent is Leighton Green, Jr..

6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7. Such change was authorized by its Board of Directors.

DATED: March 15, 1989.

CRUM-REED GENERAL AGENCY, INC.
(Name of Corporation)

By

President or Vice President

THE STATE OF TEXAS	)
)
COUNTY OF EL PASO	)

I, the undersigned Notary Public, do hereby certify that on this 15 day of March, 1989, personally appeared before me [ILLEGIBLE], who being by me first duly sworn declared that he is the              President of Crum-Reed General Agency, Inc. that he signed the foregoing document as such officer of the corporation, and that the statements therein contained are true.

Notary Public In and For
The State of [ILLEGIBLE], Texas

STATEMENT OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT OR BOTH BY A PROFIT CORPORATION

1.	The name of the corporation is Crum-Reed General Agency, Inc..

The corporation’s a charter number is 00237873-0.

2.	The address of the CURRENT registered office as shown in the records of the Texas Secretary of State is:

STREET ADDRESS 2000 MBank Plaza

CITY El Paso, TEXAS ZIP 79901.

(It is recommended that you verify #2 by calling 512-463-5555 before filing this form.)

3.	A. The address of the NEW registered office is:

STREET ADDRESS c/o C T CORPORATION SYSTEM, 350 N. St. Paul Street,

CITY Dallas, TEXAS ZIP 75201.

OR

B.      The registered office address will not change.

4.	The name of the CURRENT registered agent as shown in the records of the Texas Secretary of State is Leighton Green, Jr..

(It is recommended that you verify #4 by calling 512-463-5555 before filing this form.)

5.	A. The name of the NEW registered agent is C T CORPORATION SYSTEM.

OR

B.      The registered agent will not change.

6.	Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.	The changes shown above were authorized by: (check one)

A. X The Board of Directors.

B .      An officer of the corporation so authorized by the Board of Directors.

An Authorized Officer
Richard G. Evans, Secretary

(Please refer to the back of this form for additional instructions)

(TEXAS - 2231 - 8/26/91)

The undersigned, as Secretary of State of the State of Texas, HEREBY CERTIFIES that the attached is a true and correct copy of the following described instruments on file in this office:

CRUM-REED GENERAL AGENCY, INC.

CHANGE OF REGISTERED OFFICE AND/OR AGENT	NOVEMBER 17, 1993

IN TESTIMONY WHEREOF, I have hereunto signed my name officially and caused to be impressed hereon the Seal of State at my office in the City of Austin, on May 24, 1994.

Secretary of State DEM

STATEMENT OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT OR BOTH BY A PROFIT CORPORATION

1.	The name of the corporation is Crum-Reed General Agency, Inc..

The corporation’s charter number is 00237873-0.

2.	The address of the CURRENT registered office as shown in the records of the Texas Secretary of State is:

STREET ADDRESS 2000 MBank Plaza

CITY El Paso, TEXAS ZIP 79901.

(It is recommended that you verify #2 by calling 512-463-5555 before filing this form.)

3.	A. The address of the NEW registered office is:

STREET ADDRESS c/o C T CORPORATION SYSTEM, 350 N. St. Paul Street,

CITY Dallas, TEXAS ZIP 75201.

OR

B.      The registered office address will not change.

4.	The name of the CURRENT registered agent as shown in the records of the Texas Secretary of State is Leighton Green, Jr..

(It is recommended that you verify #4 by calling 512-463-5555 before filing this form.)

5.	A. The name of the NEW registered agent is C T CORPORATION SYSTEM.

OR

B.      The registered agent will not change.

6.	Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.	The changes shown above were authorized by: (check one)

A. X The Board of Directors.

B.      An officer of the corporation so authorized by the Board of Directors.

An Authorized Officer
Richard G. Evans, Secretary

(Please refer to the back of this form for additional instructions)

(TEXAS - 2231 - 8/26/91)

Corporations Section P.O. Box 13697 Austin, Texas 78711-3697	Gwyn Shea Secretary of State

Office of the Secretary of State

CERTIFICATE OF AMENDMENT

OF

Green Tree Insurance Agency of Texas, Inc.

23787300

[formerly: CRUM-REED GENERAL AGENCY, INC.]

The undersigned, as Secretary of State of Texas, hereby certifies that the attached Articles of amendment for the above named entity have been received in this office and have been found to conform to law.

ACCORDINGLY the undersigned, as Secretary of State, and by virtue of the authority vested in the Secretary by law hereby issues this Certificate of Amendment.

Dated: 06/13/2003

Effective: 06/13/2003

Gwyn Shea
Secretary of State

Come visit us on the internet at http://www.sos.state.tx.us/
PHONE(512) 463-5555	FAX(512) 463-5709	TTY7-1-1
Prepared by: Katy [ILLEGIBLE]

ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF CRUM-REED GENERAL AGENCY, INC.

Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation.

ARTICLE ONE

The name of the corporation is Crum-Reed General Agency, Inc.

ARTICLE TWO

The following amendment to the Articles of Incorporation was adopted by the sole shareholder of the corporation, which amendment is for the sole purpose of changing the name of the corporation.

The amendment alters or changes Article One of the original or amended Articles of Incorporation and the full text of the provision changed is as follows:

The name of the corporation is Green Tree Insurance Agency of Texas, Inc.

ARTICLE THREE

The number of shares of the corporation outstanding at the time of such adoption was 100 and the number of shares entitled to vote thereon was 100.

ARTICLE FOUR

The holder of all of the shares outstanding and entitled to vote on said amendments has signed a consent in writing pursuant to Article 9.10 adopting said amendments and any written notice required by Article 9.10 has been given.

Dated: June 10, 2003.

CRUM-REED GENERAL AGENCY, INC.

By:

Name:	Brian F. Corey

Title:	Senior Vice President & Secretary

Exhibit B

Articles of Incorporation (GTIA/Surviving Corporation)

ARTICLES OF INCORPORATION OF GREEN TREE AGENCY, INC.	Exhibit B

The undersigned natural person of the age of twenty-one years or more, acting as incorporator of a corporation under the provisions of the Minnesota Business Corporation Act, being Chapter 301 of Minnesota Statutes, as amended, adopts the following Articles of Incorporation:

ARTICLE I.

The name of this corporation shall be GREEN TREE AGENCY, INC.

ARTICLE II.

The duration of this corporation shall be perpetual.

ARTICLE III.

The purposes for which this corporation is organized are as follows:

a.	General business purposes including, but not limited to, the right to engage, on any basis, in joint ventures, and the right to guarantee, acquire, hold, mortgage, pledge, or dispose of the shares, bonds, securities, and other evidences of indebtedness of any domestic or foreign corporation, including those of this corporation.

b.	To do everything necessary, proper, advisable or convenient for the accomplishment of the purposes hereinabove set forth, and to do all other things incidental thereto or connected therewith, which are not forbidden by the laws under which this corporation is organized, by other laws, or by these Articles of Incorporation.

c.	To carry out the purposes hereinabove set forth in any state, territory, district or possession of the United States, or in any foreign country, to the extent that such purposes are not forbidden by the laws thereof; and, in the case of any state, territory, district or possession of the United States, or any foreign country, in which one or more of such purposes are forbidden by law, to limit, in any certificate for application to do business, the purpose or purposes which the corporation proposes to carry on therein to such as are not forbidden by the law thereof.

ARTICLE IV.

This corporation shall have all the powers granted to private corporations organized for profit by said Minnesota Business Corporation Act, and in furtherance and not in limitation, of the powers conferred by the laws of the State of Minnesota upon corporations organized for the foregoing purposes, the corporation shall have the power:

a.	To acquire, hold, mortgage, pledge or dispose of the shares, bonds, securities or other evidences of indebtedness of the United States of America, or of any domestic or foreign corporation, and while the holder of such shares, to exercise all the privileges of ownership, including the right to vote thereon, to the same extent as a natural person might or could do, by the president of this corporation or by proxy appointed by him, unless some other person, by resolution of the Board of Directors, shall be appointed to vote such shares.

b.	To purchase or otherwise acquire on such terms and in such manner as the By-Laws of this corporation from time to time provide, and to own and hold shares of the capital stock of this corporation, and to reissue the same from time to time.

c.	When and as authorized by the vote of the holders of not less than a majority of the shares entitled to vote, at a shareholders’ meeting called for that purpose or when authorized upon the written consent of the holders of a majority of such shares, to sell, lease, exchange, or otherwise dispose of all, or subsequently all, of its property and assets, including its good will, upon such terms and for such considerations, which may be money, shares, bonds, or other instruments for the payment of money or other property, as the Board of Directors deems expedient or advisable.

d.	To acquire, hold, lease, encumber, convey, or otherwise dispose of, either alone or in conjunction with others, real and personal property within or without the state; and to take real and personal property by Will or gift.

e.	To acquire, hold, take over as a going concern and thereafter to carry on, mortgage, sell or otherwise dispose of, either alone or in conjunction with others, the rights, property and business of any person, entity, partnership, association, or corporation heretofore or hereafter engaged in any business, the purposes of which is similar to the Purposes set forth in Article III of these Articles of Incorporation.

f.	To enter into any lawful arrangement for sharing of profits, union of interest, reciprocal association, or cooperative association with any corporation, association, partnership, individual, or other legal entity, for the carrying on of any business, the purpose of which is similar to the Purposes set forth in Article III of these Articles of Incorporation, and, insofar as it is lawful, to enter into any general or limited partnership, the purpose of which is similar to such Purposes.

ARTICLE V.

Any agreement for consolidation or merger with one or more foreign or domestic corporations may be authorized by vote of the holders of a majority of the shares entitled to vote.

ARTICLE VI.

The location and post office address of the registered office of this corporation in the State of Minnesota is 801 Nicollet Mall, Minneapolis, Minnesota.

ARTICLE VII.

The aggregate number of shares which this corporation shall have authority to issue is 250,000 shares, with a par value of $0.10 per share, having an aggregate par value of $25,000.00, which shall be known as “Common Stock”.

a.	The holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of earnings or surplus legally available therefor, dividends payable either in cash, in property, or in shares of the capital stock of the corporation.

b.	The Common Stock may be allotted as and when the Board of Directors shall determine, and, under and pursuant to the laws of the State of Minnesota, the Board of Directors shall have the power to fix or alter, from time to time, in respect to shares then unallotted, any or all of the following: the dividend rate; the redemption price; the liquidation price; the conversion rights and the sinking or purchase fund rights of shares of any class, or of any series of any class, or the number of shares constituting any series of any class. The Board of Directors shall also have power to fix the terms, provisions and conditions of options to purchase or subscribed for shares of any class or classes, including the price and conversion basis thereof, and to authorize the issuance thereof.

ARTICLE VIII.

The amount of stated capital with which this corporation shall commence business is $1,000.00.

ARTICLE IX.

Meetings of the shareholders, whether annual or special, shall be held at the registered office of the corporation at such time and date is may be fixed by the By-Laws, or at any other place designated by the Board of Directors pursuant to the By-Laws or consented to in writing by all of the shareholders entitled to vote thereat.

ARTICLE X.

Section 1. The business of this corporation shall be managed by a Board of Directors, who shall be elected at the annual meeting of the shareholders, provided, however, that vacancies in the Board of Directors may be filled by the remaining directors, and each person so elected shall be a director until his successor is elected at an annual meeting of the shareholders or at a special meeting duly called therefor. Until otherwise fixed by the By-Laws, the Board shall consist of not less than three nor more than seven members. A director need not be a shareholder.

Section 2. The Board of Directors shall have authority to make and alter By-Laws, subject to the power of the shareholders to change or repeal such By-Laws, provided, however, that the Board shall not make or alter any By-Laws fixing the number, qualifications, or term of office of Directors.

Section 3. The name and post office address of the First Directors, whose term of office shall extend until the first annual meeting of the shareholders or until their successors are elected and have qualified, are as follows:

Name	Address

Harold W. Greenwood, Jr.	801 Nicollet Mall
Minneapolis, Minnesota 55402

C. Bruce Solomonson	801 Nicollet Mall
Minneapolis, Minnesota 55402

J. E. Marlin	801 Nicollet Mall
Minneapolis, Minnesota 55402

James B. Gardner	801 Nicollet Mall
Minneapolis, Minnesota 55402

Charlotte E. Masica	801 Nicollet Mall
Minneapolis, Minnesota 55402

ARTICLE XI.

The name and post office address of the incorporator of this corporation is as follows:

Raymond D. Rossini 1500 Midwest Plaza Building Minneapolis, Minnesota 55402

ARTICLE XII.

Any provision contained in these Articles of Incorporation may be amended solely by the affirmative vote of the holders of a majority of the stock entitled to vote.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of September, 1975.

IN PRESENCE OF:

Raymond D. Rossini

STATE OF MINNESOTA COUNTY OF HENNEPIN ) ) ) SS E-44, 18
Be it remembered that on this 30th day of September, 1975, before the undersigned, a Notary Public in and for the County of Hennepin and State of Minnesota, personally appeared RAYMOND D. ROSSINI to me known to be the person described in and who executed the foregoing Articles of incorporation, and acknowledged the execution of the same to be his voluntary act and deed, for the purposes therein set forth.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year first above written.
Notary Public, Hennepin County, Minnesota.
My Commission expires Dec. 3,1976

c-46, 361
STATE OF MINNESOTA
DEPARTMENT OF STATE
I hereby certify that the within
instrument was filed for record in this office on the 13 day of JAN
A. D. 1977, at 8:00 o’clock AM., and was duly recorded in Book C-46 of Incorporations, on page 350
Secretary of State

4262860
$0003.00
1977 JAN 27 AM 8:11 AS DOCUMENT # 4262860
BY DEPUTY
R.D. Rossini
RX 168
3.00

2R-73 4262860
C-46, 359
CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
OF
GREEN TREE AGENCY, INC.
WE, the undersigned, C. Bruce Solomonson and Charlotte E. Masica, respectively 1953 the President and Secretary of Green Tree Agency, Inc., a corporation subject to the provisions of Chapter 301, Minnesota Statutes 1353, known as the Minnesota Business Corporation Act, do hereby certify that at a legally held special meeting of the Shareholder of said corporation held at 801 Nicollet Mall in the City of Minneapolis, County of Hennepin, on the 30th day of November, 1976, Resolutions as hereinafter set forth were adopted by a unanimous vote of the Shareholder of said corporation represented by proxy:
RESOLVED that Article III of the Articles of Incorporation of Green Tree Agency, Inc. be and the same hereby is amended to read as follows:
ARTICLE III
The purposes for which this corporation is organized are as follows:
a. “General business purposes including, but not limited to, the right to engage, on any basis, in joint ventures, and the right to guarantee, acquire, hold, mortgage, pledge, or dispose of the shares, bonds, securities, and other evidences of indebtedness of any domestic or foreign corporation, including those of this corporation.
b. To do everything necessary, proper, advisable or convenient for the accomplishment of the purposes hereinabove set forth, and to do all other things incidental thereto or connected there- with, which are not forbidden by the laws under which this corpora-tion is organized, by other laws, or by these Articles of Incorpora-tion.
c. To carry out the purposes hereinabove set forth in any state, territory, district or possession of the United States, or in any foreign country, to the extent that such purposes are not forbidden by the laws thereof; and, in the case of any state, territory, district or possession of the United States, or any foreign country, in which one or more purposes are forbidden by law, to limit, in any
64347
3

C-46, 360
certificate for application to do business, the purpose or purposes which the corporation purposes to carry on therein to such as are not forbidden by the law thereof.
d. To engage as an agent, managing general agent and/or broker in all classes of insurance, now or hereafter permitted by statutes.
RESOLVED FURTHER, that the President and Secretary of this corporation be and they hereby are, authorized and directed to make, execute and acknowledge a Certificate under the Corporate Seal of this corporation, embracing the foregoing Resolutions, and to cause such Certificates to be filed for record in the manner required by law.
IN WITNESS WHEREOF, we have subscribed our names and cause the Corporate Seal of said corporation to be hereto affixed this 30th day of November, 1976.
IN PRESENCE OF:
C. Bruce Solomonson, President
Charlotte E. Masica, Secretary
STATE OF MINNESOTA )
) ss
COUNTY OF HENNEPIN )
C. Bruce Solomonson and Charlotte E. Masica, being first duly sworn, on oath, depose and state: That they are respectively the President and Secre-tary of Green Tree Agency, Inc., the corporation named in the foregoing Certificate; that said Certificate contains a true statement of the action of the Shareholder, at a meeting duly held as aforesaid; that the Seal attached is the Corporate Seal of said corporation; that said Certificate is executed on behalf of said corporation, by its express authority; and they further acknowledge the same to be their free act and deed and the free act and deed of said corporation.
C. Bruce Solomonson, President
Charlotte E. Masica, Secretary

C-46, 361
STATE OF MINNESOTA
DEPARTMENT OF STATE
I hereby certify that the within
instrument was filed for record in this
office on the 13 day of JAN
A. D. 1977, at 8:00 o’clock A M.,
and was duly recorded in Book C-46
of Incorporations, on page 359
Joan Anderson Growe
Secretary of State

426860
JAN 27-77 2860 $0003.00%A
OFFICE OF COUNTY RECORDER HENNEPIN COUNTY, MINNESOTA CERTIFIED FILED AND BY RECORDED ON
1977 JAN 27 AA 8:11
AS DOCUMENT # 4262860 CO. RECORDER
BY DEPUTY
R.D. ROSSINI
168
3.00

2R-73
State of Minnesota Office of the Secretary of State
Notice of Change of 3848
Registered Office — Registered Agent or Both
by
Name of Corporation
Green Tree Agency, Inc.
Pursuant to Minnesota Statutes, Section 302A,123, 404.10, 317.19, 317A.123 or 308A.025 the undersigned hereby certifies that the Board of Directors of the above named Corporation has resolved to change the corporation’s registered office and/or agent to:
If you do not wish to designate an agent, you must list “NONE” in this box. DO NOT LIST THE CORPORATE NAME
Agent’s Name
None
Address
(You may not list a P.O. Box, but you may list a rural route and box number)
(No. & Street)
1700 Landmark Towers, 345 St. Peter Street
City
County
Zip
Saint Paul (If different than address above—P.O. box is acceptable)
Ramsey
MN
55102
Mailing
Address
City
County
MN
Zip
The new address may not be a post office box. It must be a street address, pursuant to Minnesota Statutes, Section 302A.011, Subd. 3., 303.02, Subd. 5., 317.02 Subd. 13., 317A.01 Subd. 2.
This change is effective on the day it is filed with the Secretary of State, unless you indicate another date, no later than 30 days after filing with the Secretary of State, in this box.
I certify that l am authorized to execute this certificate and I further certify that I understand that by signing this certificate I am subject, to the penalties of perjury as set forth in section 609.48 as if I had signed this certificate under oath.
Name of Officer or Other Authorized Agent of Corporation
Signature
(Please Print) Richard G. Evans
Title or Office
Data
Secretary
March 9, 1993
Do not write below this line, For Secretary of State’s use only.
Receipt Number
File Data N.P.A.R.
842492
STATE OF MINNESOTA
DEPARTMENT OF STATE
FILED MARCH 16, 1993
Filing Fee: $35.00
Return to: Business Services Division
Office of the Secretary of State 180 State Office Building St. Paul, MN 55155 (612) 296-2603
Make checks payable to; Secretary of State
TO FILE THE REGISTRATION FOR THE 1990 CALENDAR YEAR YOU MUST ALSO COMPLETE THE REVERSE SIDE OF THIS FORM.

OFFICE OF THE SECRETARY OF STATE INITIAL ANNUAL REGISTRATION
for a
MINNESOTA NON-PROFIT CORPORATION
Minnesota Statute 317 & 317A
Effective August 1, 1989, all non-profit corporations are now required to file an annual registration once every calendar year. Please review the information on the label and read all directions before completing this form.
A. Corporate Charter Number
Items A through D to the left list information currently on file with the Office of the Secretary of State. If the information in items C & D is no longer current or if the address is not a full street address, or rural route and box number, you must complete the form on the reverse side of this document IN ADDITION TO completing the information below.
B. Corporate Name
C. Registered Office Address
D. Registered Agent
Please read the following items and check the box which Identifies the action you wish to take:
A. I wish to file this annual registration for the 1990 calendar year.
B. I wish to file this annual registration for the 1990 calendar year along with the change of registered office address/agent on the reverse side of this document.
C. I wish to dissolve the corporation immediately.
(To qualify for immediate dissolution the corporation must have assets valued at loss than $1,000.)
This corporation has assets valued at $1,000 or less and these assets will be disposed of in accordance with section 317A.735.
I certify that I am authorized to execute this certificate and l further certify that I understand that by signing this certificate I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this certificate under oath.
Name of Officer or Other Authorized Agent of Corporation
Signature
(Please Print)
Title or Office
Date
If the corporation has more than $1,000 in assets and wishes to dissolve, it must dissolve according to Minnesota Statutes 317 or 317A.
This initial annual registration must be filed by December 31, 1990. Subsequent registrations are due by December 31 of every year. A preprinted document will be sent to the registered office address on file with the Secretary of State’s Office in January of the year for which the registration is due.
Failure to file the registration may result in the loss of corporate good standing, a $35.00 reinstatement fee, and the loss of the exclusive use of the corporate name.
Failure to file any registrations will result in the statutory dissolution of the corporation on December 31, 2000. This type of dissolution may have legal and financial consequences. You may wish to consult an attorney to discuss the alternatives.
If you have any questions regarding this registration, please call this office at (612) 296-2803.
Return this form to:
Office of the Secretary of State
180 State Office Building
St. Paul, MN 56155

MINNESOTA SECRETARY OF STATE AMENDMENT OF ARTICLES OF INCORPORATION
READ INSTRUCTIONS LISTED BELOW, BEFORE COMPLETING THIS FORM. 1. Type or print in black ink.
2. There is a $35.00 fee payable to the Secretary of State for filing this “Amendment of Articles of Incorporation”.
3. Return Completed Amendment Form and Fee to the address listed on the bottom of the form.
CORPORATE NAME: (List the name of the company prior to any desired name change) Green Tree Agency, Inc.
This amendment is effective on the day it is filed with the Secretary of State, unless you indicate another date, no later than 30 days after filing with the Secretary of State.
November 1, 1999
The following amendment(s) to articles regulating the above corporation were adopted: (Insert full text of newly amended article(s) indicating which article(s) is (are) being amended or added.) If the full text of the amendment will not fit in the space provided, attach additional numbered pages. (Total number of pages including this form 1.)
ARTICLE 1
The name of this corporation shall be Conseco Agency, Inc.
STATE OF MINNESOTA FILED.
OCT 04 1999
Secretary of State
This amendment has been approved pursuant, to Minnesota Statutes chapter 302A or 317A. I certify that I am authorized to execute this amendment and I further certify that I understand that by signing this amendment, I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this amendment under oath.
(Signature of Authorized Person)
Name and telephone number of contact person:
Brian F. Corey, Senior V.P. & Secretary
Please print legibly Wanda (651) 293-3415
All of the information on this form is public and required in order to process this filing. Failure to provide the requested information will prevent the Office from approving or further processing this filing.
If you have any questions please contact the Secretary of State’s office at (651)296-2803.
RETURN TO:
Secretary of State
180 State Office Bldg., 100 Constitution Ave.
St. Paul, MN 55155-1299, (651)296-2803
08921340 Rev. 10/98
029271

DC-CN-55 2R-73

MINNESOTA SECRETARY OF STATE

AMENDMENT OF ARTICLES OF INCORPORATION

READ INSTRUCTIONS LISTED BELOW, BEFORE COMPLETING THIS FORM.

1. Type or print in black ink.
2. There is a $35.00 fee payable to the Secretary of State for filing this "Amendment of Articles of Incorporation".
3. Return Completed Amendment Form and Fee to the address listed on the bottom of the form.

CORPORATE NAME: (List the name of the company prior to any desired name change)

Conseco Agency, Inc.

This amendment is effective on the day it is filed with the Secretary of State, unless you indicate another date, no later than 30 days after filing with the Secretary of State.

June 13, 2003
Format (mm/dd/yyyy)

The following amendment(s) to articles regulating the above corporation were adopted: (Insert full text of newly amended article(s) indicating which article(s) is (are) being amended or added.) If the full text of the amendment will not fit in the space provided, attach additional numbered pages. (Total number of pages including this form ____.)

ARTICLE 1

The name of this Corporation shall be Green Tree Insurance Agency, Inc.

STATE OF MINNESOTA
DEPARTMENT OF STATE
FILED
JUN 11 2003
[signature]
Secretary of State

L

This amendment has been approved pursuant to *Minnesota Statutes chapter 302A or 317A*. I certify that I am authorized to execute this amendment and I further certify that I understand that by signing this amendment, I am subject to the penalties of perjury as set forth in section 609.48 as if I had signed this amendment under oath.

[signature]
(Signature of Authorized Person)

Name and telephone number of contact person: Wanda J. Lamb-Lindow (651) 293-3415
Please print legibly

STATE OF MINNESOTA
DEPARTMENT OF STATE
FILED
OCT 06 2004
[signature]
Secretary of State

If you have any questions please contact the Secretary of State's office at (651)296-2803.

RETURN TO: Secretary of State, Business Services Division
180 State Office Bldg., 100 Rev. Dr. Martin Luther King Jr. Blvd
St. Paul, MN 55155-1299, (651)296-2803

Make Check Payable to the "Secretary of State". Your cancelled Check is your receipt.

M

All of the information on this form is public and required in order to process this filing. Failure to provide the requested information will prevent the Office from approving or further processing this filing.

The Secretary of State's Office does not discriminate on the basis of race, creed, color, sex, sexual orientation, national origin, age, marital status, disability, religion, reliance on public assistance, or political opinions or affiliations in employment or the provision of services. This document can be made available in alternative formats, such as large print, Braille or audio tape, by calling (651)296-2803/Voice. For TTY communication, contact the Minnesota Relay Service at 1-800-627-3529 and ask them to place a call to (651)296-2803.

bus4 Rev. 3-03

533251

2R-73
State of Minnesota
SECRETARY OF STATE
Certificate of Merger
I, Mary Kiffmeyer, Secretary of State of Minnesota, certify that: the documents required to effectuate a merger between the entities listed below and designating the surviving entity have been filed in this office on the date noted on this certificate.
Merger Filed Pursuant to Minnesota Statutes, Chapter: 302A
State of Formation and Names of Merging Entities:
KY: GREEN TREE INSURANCE AGENCY OF KENTUCKY, INC.
MN: GREEN TREE INSURANCE AGENCY, INC.
State of Formation and Name of Surviving Entity:
MN: GREEN TREE INSURANCE AGENCY, INC.
Effective Date of Merger: October 6, 2004
Name of Surviving Entity After Effective Date of Merger:
MN: GREEN TREE INSURANCE AGENCY, INC.
This certificate has been issued on: October 6, 2004
Mary Kiffmeyer
Secretary of State.

ARTICLES OF MERGER

OF

GREEN TREE INSURANCE AGENCY OF KENTUCKY, INC.

AND

GREEN TREE INSURANCE AGENCY, INC.

INTO

GREEN TREE INSURANCE AGENCY, INC.

* * * * * *

Pursuant to the provisions of the Minnesota Business Corporation Act, it is hereby certified on behalf of each of the constituent organizations herein named, as follows:

FIRST: The names of the constituent organizations are Green Tree Insurance Agency, Inc., a Minnesota corporation, and Green Tree Insurance Agency of Kentucky, Inc., a Kentucky corporation.

SECOND: The Agreement and Plan of Merger, dated as of October 6, 2004, by and between Green Tree Insurance Agency, Inc. and Green Tree Insurance Agency of Kentucky, Inc., is attached hereto as Exhibit A (the “Merger Agreement”).

THIRD: The Merger Agreement has been approved by each constituent organization pursuant to Chapter 302A of the Minnesota Statutes.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, these Articles of Merger have been duly executed by the undersigned as of October 6, 2004.

GREEN TREE INSURANCE AGENCY, INC.

By:

	Name:	Joseph E. Huguelet III
	Title:	President

GREEN TREE INSURANCE AGENCY OF KENTUCKY, INC.

By:

	Name:	Joseph E. Huguelet III
	Title:	President

GTIA-KY (for MN)

Exhibit A

Exhibit A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER, dated as of October 6, 2004 (the “Merger Agreement”), by and between Green Tree Insurance Agency, Inc., a Minnesota corporation (“GTIA”), and Green Tree Insurance Agency of Kentucky, Inc., a Kentucky corporation (“GTIA-KY”), is entered into in accordance with Section 271B.11-010 of the Kentucky Business Corporation Act (the “KYBCA”) and Section 302A.611 of the Minnesota Business Corporation Act (the “MNBCA”).

WHEREAS, GTIA is a corporation duly organized and in good standing under the laws of the State of Minnesota;

WHEREAS, GTIA-KY is a corporation duly organized and in good standing under the laws of the State of Kentucky;

WHEREAS, the parties hereto intend that GTIA-KY merge with and into GTIA and that GTIA continue as the surviving entity in such merger, upon the terms and subject to the conditions set forth herein and in accordance with the laws of the State of Kentucky and the State of Minnesota;

WHEREAS, Green Tree Agency Investments LLC, a Delaware limited liability company (the “Parent”), is the sole shareholder of each of GTIA and GTIA-KY;

WHEREAS, the Board of Directors of GTIA and the Parent, in its capacity as the sole shareholder of GTIA, have approved the Merger (as defined below) and the form and terms of this Merger Agreement; and

WHEREAS, the Board of Directors of GTIA-KY and the Parent, in its capacity as the sole shareholder of GTIA-KY, have approved the Merger and the form and terms of this Merger Agreement.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto agree as follows:

ARTICLE I.

MERGER

SECTION 1.1. Merger. Subject to the terms of this Merger Agreement, upon the filing of Articles of Merger with the Secretary of State of the State of Minnesota and the Secretary of State of the State of Kentucky (the “Effective Time”), GTIA-KY shall be merged with and into GTIA (the “Merger”).

SECTION 1.2. Effective Time of Merger. At the Effective Time, GTIA-KY shall be merged with and into GTIA, the separate corporate existence of GTIA-KY shall cease and GTIA shall continue as the surviving corporation under the laws of the State of Minnesota (the “Surviving Corporation”).

2646268.4

SECTION 1.3. Effect of Merger. From and after the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the KYBCA and MNBCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of GTIA and GTIA-KY shall vest in the Surviving Corporation, and all debts, liabilities and duties of GTIA-KY shall become the debts, liabilities and duties of the Surviving Corporation.

ARTICLE II.

CONSTITUENT ENTITIES, ORGANIZATIONAL

DOCUMENTS, OFFICERS AND DIRECTORS

SECTION 2.1. Names of Constituent Entities.

(a) The names of the constituent entities are “Green Tree Insurance Agency, Inc.” and “Green Tree Insurance Agency of Kentucky, Inc.”

(b) The name of the surviving entity of the Merger shall be “Green Tree Insurance Agency, Inc.”

SECTION 2.2. Articles of Incorporation of the Surviving Corporation. The Articles of Incorporation of GTIA, as amended and as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation until duly amended as provided therein or by applicable law.

SECTION 2.3. By-Laws of the Surviving Corporation. The Restated By-Laws of GTIA, as in effect immediately prior to the Effective Time, shall be the By-Laws of the Surviving Corporation until duly amended as provided therein or by applicable law.

SECTION 2.4. Directors of the Surviving Corporation. At the Effective Time, the current directors of GTIA shall, subject to the applicable provisions of the Articles of Incorporation and By-Laws of the Surviving Corporation, be the directors of the Surviving Corporation until their respective successors shall be duly elected or appointed and qualified.

SECTION 2.5. Officers of the Surviving Corporation. At the Effective Time, the current officers of GTIA shall, subject to the applicable provisions of the Articles of Incorporation and By-Laws of the Surviving Corporation, be the officers of the Surviving Corporation until their respective successors shall be duly elected or appointed and qualified.

ARTICLE III.

COMMON STOCK; CANCELLATION

SECTION 3.1. Common Stock.

(a) GTIA. GTIA has 10,000 shares of common stock, par value $0.10 per share, outstanding and entitled to vote. GTIA does not have any other outstanding shares or interests.

2646268.4

(b) GTIA-KY. GTIA-KY has 10 shares of common stock, no par value, outstanding and entitled to vote (the “GTIA-KY Common Stock”). GTIA-KY does not have any other outstanding shares or interests.

SECTION 3.2. Cancellation of GTIA-KY Common Stock. At the Effective Time, by virtue of the Merger and without any action on the part of GTIA or GTIA-KY, the GTIA-KY Common Stock shall be cancelled.

ARTICLE IV.

MISCELLANEOUS

SECTION 4.1. Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of GTIA-KY such deeds and other instruments, and there shall be taken or caused to be taken by the Surviving Corporation all such further and other actions as shall be appropriate or necessary in order to vest, perfect or confirm in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers and authority of GTIA-KY, and otherwise to carry out the purposes of this Merger Agreement. The Surviving Corporation is fully authorized, on behalf of the Surviving Corporation or GTIA-KY, to take any and all such actions and to execute and deliver any and all such deeds, documents and other instruments.

SECTION 4.2. Counterparts. This Merger Agreement may be executed in any number of counterparts (including via facsimile), each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

SECTION 4.3. Severability. If any provision of this Merger Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Merger Agreement shall not be affected and shall remain in full force and effect.

SECTION 4.4. Governing Law. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota, except to the extent the laws of the State of Kentucky shall mandatorily apply to the Merger.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties have caused this Merger Agreement to be duly executed as of the date first above written.

GREEN TREE INSURANCE AGENCY, INC.

By:

	Name:	Joseph E. Huguelet III
	Title:	President

GREEN TREE INSURANCE AGENCY OF KENTUCKY, INC.

By:

	Name:	Joseph E. Huguelet III
	Title:	President

Signature Page to Agreement and Plan of Merger

(Green Tree Insurance Agency of Kentucky, Inc.)

2R-73
State of Minnesota
SECRETARY OF STATE
Certificate of Merger
I, Mary Kiffmeyer, Secretary of State of Minnesota, certify that: the documents required to effectuate a merger between the entities listed below and designating the surviving entity have been filed in this office on the date noted on this certificate.
Merger Filed Pursuant to Minnesota Statutes, Chapter: 302A
State of Formation and Names of Merging Entities:
NY: GREEN TREE INSURANCE AGENCY OF NEW YORK, INC.
MN: GREEN TREE INSURANCE AGENCY, INC.
State of Formation and Name of Surviving Entity:
MN: GREEN TREE INSURANCE AGENCY, INC.
Effective Date of Merger: February 18, 2005
Name of Surviving Entity After Effective Date of Merger:
GREEN TREE INSURANCE AGENCY, INC
This certificate has been issued on: February 18, 2005
Mary Kiffmeyer
Secretary of State.

ARTICLES OF MERGER

OF

GREEN TREE INSURANCE AGENCY OF NEW YORK, INC.

AND

GREEN TREE INSURANCE AGENCY, INC.

INTO

GREEN TREE INSURANCE AGENCY, INC.

* * * * * *

Pursuant to the provisions of the Minnesota Business Corporation Act, it is hereby certified on behalf of each of the constituent organizations herein named, as follows:

FIRST: The names of the constituent organizations are Green Tree Insurance Agency, Inc., a Minnesota corporation, and Green Tree Insurance Agency of New York, Inc., a New York corporation.

SECOND: The Agreement and Plan of Merger, dated as of February 18, 2005, by and between Green Tree Insurance Agency, Inc. and Green Tree Insurance Agency of New York, Inc, is attached hereto as Exhibit A (the “Merger Agreement”).

THIRD: The Merger Agreement has been approved by each constituent organization pursuant to Chapter 302A of the Minnesota Statutes.

(THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, these Articles of Merger have been duly executed by the undersigned as of February 18,2005.

GREEN TREE INSURANCE AGENCY, INC.

By:

	Name:	Joseph E. Huguelet III
	Title:	President

GREEN TREE INSURANCE AGENCY OF NEW YORK, INC.

By:

	Name:	Joseph E. Huguelet III
	Title:	President

GTIA-NY (for MN)

Exhibit A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER, dated as of February 18, 2005 (the “Merger Agreements”), by and between Green Tree Insurance Agency, Inc., a Minnesota corporation (“GTIA”), and Green Tree Insurance Agency of New York, Inc., a New York corporation (“GTIA-NY”), is entered into in accordance with Section 902 of the New York Business Corporation Law (the “NYBCL”) and Section 302A.611 of the Minnesota Business Corporation Act (the “MNBCA”).

WHEREAS, GTIA is a corporation duly organized and in good standing under the laws of the State of Minnesota;

WHEREAS, GTIA-NY is a corporation duly organized and in good standing under the laws of the State of New York;

WHEREAS, the parties hereto intend that GTIA-NY merge with and into GTIA and that GTIA continue as the surviving entity in such merger, upon the terms and subject to the conditions set forth herein and in accordance with the laws of the State of New York and the State of Minnesota;

WHEREAS, Green Tree Agency Investments LLC, a Delaware limited liability company (the “Parent”), is the sole shareholder of each of GTIA and GTIA-NY;

WHEREAS, the Board of Directors of GTIA and the Parent, in its capacity as the sole shareholder of GTIA, have approved the Merger (as defined below) and the form and terms of this Merger Agreement; and

WHEREAS, the Board of Directors of GTIA-NY and the Parent, in its capacity as the sole shareholder of GTIA-NY, have approved the Merger and the form and terms of this Merger Agreement.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto agree as follows:

ARTICLE I.

MERGER

SECTION 1.1. Merger. Subject to the terms of this Merger Agreement, upon the filing of a Certificate of Merger with the Department of State of the State of New York and Articles of Merger with the Secretary of State of the State of Minnesota (the “Effective Time”), GTIA-NY shall be merged with and into GTIA (the “Merger”).

SECTION 1.2. Effective Time of Merger. At the Effective Time, GTIA-NY shall be merged with and into GTIA, the separate corporate existence of GTIA-NY shall cease and GTIA shall continue as the surviving corporation under the laws of the State of Minnesota (the “Surviving Corporation”).

2646085.4

SECTION 1.3. Effect of Merger. From and after the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the NYBCL and MNBCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of GTIA and GTIA-NY shall vest in the Surviving Corporation, and all debts, liabilities and duties of GTIA-NY shall become the debts, liabilities and duties of the Surviving Corporation.

ARTICLE II.

CONSTITUENT ENTITIES, ORGANIZATIONAL

DOCUMENTS, OFFICERS AND DIRECTORS

SECTION 2.1. Names of Constituent Entities.

(a) The names of the constituent entities are “Green Tree Insurance Agency, Inc.” and “Green Tree Insurance Agency of New York, Inc.” The name under which GTIA was originally formed is “Green Tree Agency, Inc.” The name under which GTIA-NY was originally formed is “GTA Agency, Inc.”

(b) The name of the surviving entity of the Merger shall be “Green Tree Insurance Agency, Inc.”

SECTION 2.2. Articles of Incorporation of the Surviving Corporation. The Articles of Incorporation of GTIA, as amended and as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation until duly amended as provided therein or by applicable law.

SECTION 2.3. By-Laws of the Surviving Corporation. The Restated By-Laws of GTIA, as in effect immediately prior to the Effective Time, shall be the By-Laws of the Surviving Corporation until duly amended as provided therein or by applicable law.

SECTION 2.4. Directors of the Surviving Corporation. At the Effective Time, the current directors of GTIA shall, subject to the applicable provisions of the Articles of Incorporation and By-Laws of the Surviving Corporation, be the directors of the Surviving Corporation until their respective successors shall be duly elected or appointed and qualified.

SECTION 2.5. Officers of the Surviving Corporation. At the Effective Time, the current officers of GTIA shall, subject to the applicable provisions of the Articles of Incorporation and By-Laws of the Surviving Corporation, be the officers of the Surviving Corporation until their respective successors shall be duly elected or appointed and qualified.

2646085.4

ARTICLE III.

COMMON STOCK; CANCELLATION

SECTION 3.1. Common Stock.

(a) GTIA. GTIA has 10,000 shares of common stock, par value $0.10 per share, outstanding and entitled to vote. GTIA does not have any other outstanding shares or interests.

(b) GTIA-NY. GTIA-NY has 100 shares of common stock, no par value, outstanding and entitled to vote (the “GTIA-NY Common Stock”). GTIA-NY does not have any other outstanding shares or interests.

SECTION 3.2. Cancellation of GTIA-NY Common Stock. At the Effective Time, by virtue of the Merger and without any action on the part of GTIA or GTIA-NY, the GTIA-NY Common Stock shall be cancelled.

ARTICLE IV.

MISCELLANEOUS

SECTION 4.1. Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of GTIA-NY such deeds and other instruments, and there shall be taken or caused to be taken by the Surviving Corporation all such further and other actions as shall be appropriate or necessary in order to vest, perfect or confirm in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers and authority of GTIA-NY, and otherwise to carry out the purposes of this Merger Agreement. The Surviving Corporation is fully authorized, on behalf of the Surviving Corporation or GTIA-NY, to take any and all such actions and to execute and deliver any and all such deeds, documents and other instruments.

SECTION 4.2. Counterparts. This Merger Agreement may be executed in any number of counterparts (including via facsimile), each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

SECTION 4.3. Severability. If any provision of this Merger Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Merger Agreement shall not be affected and shall remain in full force and effect.

SECTION 4.4. Governing Law. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota, except to the extent the laws of the State of New York shall mandatorily apply to the Merger.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties have caused this Merger Agreement to be duly executed as of the date first above written.

GREEN TREE INSURANCE AGENCY, INC.

By:

	Name:	Joseph E. Huguelet III
	Title:	President

GREEN TREE INSURANCE AGENCY OF NEW YORK, INC.

By:

	Name:	Joseph E. Huguelet III
	Title:	President

Signature Page to Agreement and Plan of Merger

(Green Tree Insurance Agency of New York, Inc.)